Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	Grayscale Bitcoin Trust ETF Shares
Aggregate Sales Price	$ 629,440,516.00
Aggregate Redeemed or Repurchased, FY	4,320,700,489.00
Aggregate Redeemed or Repurchased, Prior FY	21,486,718,786.00
Redemption Credits	(25,177,978,759.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00